UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

May 22, 2024

Date of report (date of earliest event reported)

FIVE POINT HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-38088	27-0599397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 FivePoint, 4th Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 349-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares	FPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 22, 2024, Five Point Operating Company, LP (the “Operating Company”), through which Five Point Holdings, LLC (the “Company”) owns all of its assets and conducts all of its operations, entered into a First Amendment to its Amended and Restated Credit Agreement (the “Amendment”), with Zions Bancorporation, N.A. dba California Bank & Trust, as administrative agent and as a lender, and Comerica Bank, JPMorgan Chase Bank, N.A. and Citibank, N.A., as lenders.

The Amendment amends the Operating Company’s $125 million senior unsecured revolving credit facility (as amended, the “Revolving Credit Facility”). The Amendment, among other things, extends the maturity date for $100 million of the commitments under the Revolving Credit Facility from April 2026 to July 2027. The remaining $25 million commitment is not being extended pursuant to the Amendment and will mature in April 2026. The Amendment also provides for an accordion feature that will allow the Operating Company to increase the maximum aggregate commitments under the Revolving Credit Facility up to $150 million, subject to certain conditions, including receipt of commitments.

Any borrowings under the Revolving Credit Facility will continue to bear interest at CME Term SOFR 1 month increased by 0.10%, plus a margin of either 2.25% or 2.50% based on the Operating Company’s leverage ratio. As of the date of the Amendment, no borrowings or letters of credit were outstanding on the Revolving Credit Facility.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of May 22, 2024, by and among Five Point Operating Company, LP, Zions Bancorporation, N.A. dba California Bank & Trust, as administrative agent and as a lender, and Comerica Bank, JPMorgan Chase Bank, N.A. and Citibank, N.A., as lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 24, 2024

FIVE POINT HOLDINGS, LLC

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Operating Officer, Chief Legal Officer, Vice President and Secretary

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